Exhibit 99.1

Entercom Communications Corp.
Reports Third Quarter Results

(Bala Cynwyd, Pa. November 2, 2009) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended September 30, 2009.

Third Quarter Highlights

•                  Net revenues for the quarter decreased 14% to $99.8 million and station expenses decreased 8% to $65.6 million

•                  Station operating income decreased 23% to $34.2 million

•                  EBITDA decreased 25% to $29.7 million

•                  Net income per share increased from $0.12 to $0.50

•                  Adjusted net income per share decreased 28% to $0.28

•                  Free cash flow decreased 22% to $21.7 million

David J. Field, President and Chief Executive Officer stated: “Entercom’s third quarter results improved  sequentially from the second quarter as business conditions stabilized and the company’s cost cutting measures continued to drive expenses lower.  We are increasingly optimistic about 2010 based upon a number of indications of improving demand for advertising in the year ahead, particularly in light of easy comparative results after two years of cyclical decline across virtually all ad sectors.  Furthermore, we believe that radio’s strong audience listening trends and outstanding value proposition for advertisers position the industry to grow at the expense of certain competitive media experiencing significant audience erosion.”

Additional Third Quarter Information

During the quarter, the Company entered into an agreement to sell certain of its tower facilities. The Company received $4.5 million of sale proceeds in the third quarter and expects to receive additional proceeds in the fourth quarter. In addition, the transaction provides for an earn-out based on the financial performance of the divested towers.

During the quarter, the Company reduced its outstanding net Senior and Senior Subordinated debt by $25.4 million. As of September 30, 2009, the Company had $20.1 million in cash and cash equivalents, $758.2 million of Senior Debt and $23.9 million of Senior Subordinated Notes. The Company repurchased $20.2 million of its Senior Subordinated Notes during the quarter.

Entercom’s leverage ratio, as defined in its senior credit agreement, was 5.6x at the end of the period. Additional information regarding the Company’s calculation of its leverage ratio under its senior credit agreement can be found on the Company’s website: www.entercom.com.

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Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on November 2, 2009 at 4:30 PM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the third quarter earnings release by emailing their inquiries to questions@Entercom.com. Questions should be sent at least 15 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom).  A replay of the conference call will be available and can be accessed either by dialing 888-562-4914 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Entercom Communications Corp. is one of the five largest radio broadcasting companies in the United States, with a nationwide portfolio in excess of 100 stations in 23 markets, including San Francisco, Boston, Seattle, Denver, Portland, Sacramento and Kansas City. Known for developing unique and highly successful, locally programmed stations, Entercom is home to some of radio’s most distinguished brands and compelling personalities. The Company is also the radio broadcast partner of the Boston Red Sox, Boston Celtics, Kansas City Royals, New Orleans Saints and Buffalo Sabres.

Entercom focuses on creating effective integrated marketing solutions for its customers that incorporate the Company’s audio, digital and experiential assets.  Additionally, the Company has a long-standing commitment to responsible corporate citizenship and environmental stewardship.  Entercom stations play a vital, hands-on role in improving their communities, providing over $100 million in annual support for local charitable organizations.

The Company’s radio stations have received numerous awards, including multiple Edward R. Murrow Awards for excellence in broadcast journalism and National Association of Broadcasters (NAB) Marconi Awards for excellence in radio broadcasting. In 2007, Forbes magazine named Entercom one of America’s “Most Trustworthy Companies.”

For more information, please visit www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

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Station operating income consists of operating income (loss) before depreciation and amortization, time brokerage agreement fees (income), corporate expenses, corporate non-cash compensation expense, station non-cash compensation expense, impairment loss and gain or loss on sale or disposition of assets.

EBITDA consists of income (loss) from continuing operations, adjusted to exclude: income taxes (benefit), total other expense (income), depreciation and amortization, time brokerage agreement fees (income), corporate and station non-cash compensation expense, impairment loss and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, non-cash compensation expense, impairment loss and income (loss) from discontinued operations before income taxes (benefit), depreciation and amortization expense and impairment loss; and (ii) less net interest expense (excluding amortization of deferred financing costs), gains (loss) on sale of assets, taxes paid and capital expenditures.

Adjusted net income consists of net income (loss) adjusted to exclude: (i) income (loss) from discontinued operations before income taxes (benefit); (ii) reported taxes; (iii) gain/loss on sale of assets, derivative instruments and investments; (iv) non-cash compensation expense; (v) other income; (vi) impairment loss; and (vii) gain/loss on early extinguishment of debt.   For purposes of comparison, income taxes are reflected at the expected statutory federal and state tax rate of 42% without discrete items of tax and valuation allowances.

Adjusted net income per share includes any dilutive equivalent shares when not anti-dilutive.

Same station data is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”).  Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations.  Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., adjusted net income and adjusted net income per share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by

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excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results.  Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles.  These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies.  The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position.  Accordingly, the Company’s actual performance may differ materially from those stated or implied herein.  The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President-Operations and Chief Financial Officer

610-660-5647

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Third Quarter 2009

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
STATEMENTS OF OPERATIONS

Net Revenues	$99,765	$115,555	$276,436	$334,725

Station Expenses	65,575	71,341	190,546	208,843
Station Expenses - Non-Cash Compensation	698	739	1,460	1,852
Corporate Expenses	4,502	4,821	13,149	15,571
Corporate Expenses - Non-Cash Compensation	1,300	1,354	4,237	5,959
Depreciation And Amortization	4,120	4,474	12,660	16,009
Impairment Loss	—	—	67,676	184,587
Net Time Brokerage Agreement Income	—	(45)	(2)	(188)
Net (Gain) Loss On Sale Or Disposition of Assets	149	62	149	(9,937)
Total Operating Expenses	76,344	82,746	289,875	422,696
Operating Income (Loss)	23,421	32,809	(13,439)	(87,971)

Other Expense (Income) Items:
Interest Expense	7,856	10,421	23,828	34,831
Net Gain On Early Extinguishment Of Debt	(3,132)	(1,633)	(19,260)	(4,017)
Interest And Dividend Income	(18)	(32)	(35)	(299)
Other Income	—	—	(380)	(3,256)
Net Gain On Derivative Instruments	—	—	—	(34)
Net Loss On Investments	—	250	—	461
Total Other Expense (Income)	4,706	9,006	4,153	27,686

Income (Loss) From Continuing Operations Before Income Taxes (Benefit)	18,715	23,803	(17,592)	(115,657)

Income Taxes (Benefit)	440	8,549	710	(44,006)
Income Taxes From Change In Valuation Allowance Reserve	—	11,480	—	11,699
Total Income Tax Provision (Benefit)	440	20,029	710	(32,307)

Income (Loss) From Continuing Operations	18,275	3,774	(18,302)	(83,350)
Income (Loss) From Discontinued Operations, Net Of Income Taxes (Benefit)	—	480	—	(3,497)
Net Income (Loss)	$18,275	$4,254	$(18,302)	$(86,847)

Net Income (Loss) Per Share - Basic
Income (Loss) From Continuing Operations	$0.52	$0.11	$(0.52)	$(2.25)
Income (Loss) From Discontinued Operations, Net Of Income Taxes (Benefit)	—	0.01	—	(0.10)
Net Income (Loss) Per Share - Basic	$0.52	$0.12	$(0.52)	$(2.35)

Net Income (Loss) Per Share - Diluted
Income (Loss) From Continuing Operations	$0.50	$0.11	$(0.52)	$(2.25)
Income (Loss) From Discontinued Operations, Net Of Income Taxes (Benefit)	—	0.01	—	(0.10)
Net Income (Loss) Per Share - Diluted	$0.50	$0.12	$(0.52)	$(2.35)

Weighted Common Shares Outstanding - Basic	35,292	36,367	35,327	36,990
Weighted Common Shares Outstanding - Diluted	36,621	36,375	35,327	36,990

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Capital Expenditures	$474	$1,484	$1,714	$5,982
Income Taxes Paid	$—	$—	$192	$22

SELECTED BALANCE SHEET DATA

	September 30,
	2009	2008
Cash And Cash Equivalents	$20,109	$1,912
Working Capital	2,489	52,962
Total Assets	931,382	1,667,973
Senior Debt	758,179	783,202
7.625% Senior Subordinated Notes	23,867	92,004
Finance Method Lease Obligations	4,531	—
Total Shareholders’ Equity	86,928	546,892

OTHER FINANCIAL DATA

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Dividends Paid Per Common Share	$—	$0.10	$—	$0.58

Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$66,273	$72,080	$192,006	$210,695
Station Expenses - Non-Cash Compensation	(698)	(739)	(1,460)	(1,852)
Station Expenses	65,575	71,341	190,546	208,843

Reconciliation Of GAAP Corporate General & Administrative Expenses
To Corporate Expenses
Corporate General & Administrative Expenses	$5,802	$6,175	$17,386	$21,530
Corporate Expenses - Non-Cash Compensation	(1,300)	(1,354)	(4,237)	(5,959)
Corporate Expenses	4,502	4,821	13,149	15,571

Reconciliation Of GAAP Operating Income (Loss) To Station Operating Income
Operating Income (Loss)	$23,421	$32,809	$(13,439)	$(87,971)
Corporate Expenses	4,502	4,821	13,149	15,571
Corporate Expenses - Non-Cash Compensation	1,300	1,354	4,237	5,959
Station Expenses - Non-Cash Compensation	698	739	1,460	1,852
Depreciation And Amortization	4,120	4,474	12,660	16,009
Impairment Loss	—	—	67,676	184,587
Net Time Brokerage Agreement Income	—	(45)	(2)	(188)
Net (Gain) Loss On Sale Or Disposition of Assets	149	62	149	(9,937)
Station Operating Income	34,190	44,214	85,890	125,882

Reconciliation Of GAAP Income (Loss) From Continuing Operations To EBITDA:
Income (Loss) From Continuing Operations	$18,275	$3,774	$(18,302)	$(83,350)
Income Taxes (Benefit)	440	20,029	710	(32,307)
Total Other Expense	4,706	9,006	4,153	27,686
Corporate Expenses - Non-Cash Compensation	1,300	1,354	4,237	5,959
Station Expenses - Non-Cash Compensation	698	739	1,460	1,852
Depreciation And Amortization	4,120	4,474	12,660	16,009
Impairment Loss	—	—	67,676	184,587
Net Time Brokerage Agreement Income	—	(45)	(2)	(188)
Net (Gain) Loss On Sale Or Disposition of Assets	149	62	149	(9,937)
EBITDA	$29,688	$39,393	$72,741	$110,311

Reconciliation Of GAAP Income (Loss) From Continuing Operations To Free Cash Flow:
Income (Loss) From Continuing Operations	$18,275	$3,774	$(18,302)	$(83,350)
Depreciation And Amortization	4,120	4,474	12,660	16,009
Impairment Loss	—	—	67,676	184,587
Deferred Financing Costs Included In Interest Expense	371	407	1,147	1,249
Non-Cash Compensation Expense	1,998	2,093	5,697	7,811
Net (Gain) Loss On Sale Or Disposition Of Assets	149	62	149	(9,937)
Net Gain On Derivative Instruments	—	—	—	(34)
Net Loss On Investments	—	250	—	461
Net Gain On Early Extinguishment Of Debt	(3,132)	(1,633)	(19,260)	(4,017)
Other Income	—	—	(380)	(3,256)
Income Taxes (Benefit)	440	20,029	710	(32,307)
Capital Expenditures	(474)	(1,484)	(1,714)	(5,982)
Income Taxes Paid	—	—	(192)	(22)
Income From Discontinued Operations, Before Income Taxes, D&A Expense And Impairment Loss	—	66		29
Free Cash Flow	$21,747	$28,038	$48,191	$71,241

Reconciliation Of GAAP Operating Income (Loss) To Free Cash Flow:
Operating Income (Loss)	$23,421	$32,809	$(13,439)	$(87,971)
Depreciation and Amortization	4,120	4,474	12,660	16,009
Impairment Loss	—	—	67,676	184,587
Non-Cash Compensation Expense	1,998	2,093	5,697	7,811
Interest Expense, Net of Interest And Dividend Income And Deferred Financing Costs	(7,467)	(9,982)	(22,646)	(33,283)
Capital Expenditures	(474)	(1,484)	(1,714)	(5,982)
Net (Gain) Loss On Sale Or Disposition Of Assets	149	62	149	(9,937)
Income Taxes Paid	—	—	(192)	(22)
Income From Discontinued Operations, Before Income Taxes, D &A Expense And Impairment Loss	—	66	—	29
Free Cash Flow	$21,747	$28,038	$48,191	$71,241

Reconciliation Of GAAP Net Income (Loss) To Adjusted Net Income
Net Income (Loss)	$18,275	$4,254	$(18,302)	$(86,847)
Income (Loss) From Discontinued Operations, Net Of Income Taxes (Benefit)	—	480	—	(3,497)
Income Taxes (Benefit)	440	20,029	710	(32,307)
Income (Loss) From Continuing Operations Before Income Taxes (Benefit)	18,715	23,803	(17,592)	(115,657)
Net (Gain) Loss on Sale Or Disposal Of Assets	149	62	149	(9,937)
Net Gain On Derivative Instruments	—	—	—	(34)
Impairment Loss	—	—	67,676	184,587
Net Loss On Investments	—	250	—	461
Net Gain On Extinguishment Of Debt	(3,132)	(1,633)	(19,260)	(4,017)
Other Income	—	—	(380)	(3,256)
Non-Cash Compensation Expense	1,998	2,093	5,697	7,811
Adjusted Income Before Income Taxes	17,730	24,575	36,290	59,958
Income Taxes	7,447	10,322	15,242	25,182
Adjusted Net Income	$10,283	$14,253	$21,048	$34,776

Weighted Common Shares Outstanding - Diluted, As Reported	36,621	36,375	35,327	36,990
Weighted Common Shares Outstanding - Dilutive Adjustment Required As Not Anti-Dilutive	—	—	651	34
Weighted Common Shares Outstanding - Diluted	36,621	36,375	35,978	37,024

Adjusted Net Income Per Share - Diluted	$0.28	$0.39	$0.59	$0.94

PRIOR YEAR’S DATA

Fourth Quarter 2008

Three Months
Ended
December 31, 2008

Net Revenues	$104,097

Reconciliation Of GAAP Station Operating Expenses To Station Expenses:
Station Operating Expenses	$65,492
Station Expenses - Non-Cash Compensation	(700)
Station Expenses	$64,792